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                                 Exhibit 10.28

                              EMPLOYMENT AGREEMENT
                              --------------------


     This Employment Agreement is effective as of the 1st day of July, 1999 ("Effective Date"), by and between SCANSOURCE, INC., a South Carolina corporation ("Employer"), and STEVEN H. OWINGS ("Employee").

     WHEREAS, Employer desires to employ Employee, and Employee desires to be employed by Employer, in accordance with the terms and conditions hereinafter set forth:

     NOW, THEREFORE, in consideration of the mutual promises herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

     1.   Term of Employment. Employer hereby agrees to employ Employee to
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perform the duties described in Section 2 below subject to and in accordance
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with the terms and conditions hereof, and Employee hereby accepts such employment. The term of employment hereunder shall commence on the Effective Date and shall continue through June 30, 2002.

     2.   Duties of Employee.
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          A.   In accepting employment by Employer, Employee shall undertake and assume the responsibility of performing for and on behalf of Employer the duties of Chief Executive Officer of Employer in Greenville, South Carolina. Except with his written consent, Employee shall not be permanently assigned to (i) any position of lower professional status, or (ii) a location outside of Greenville County, South Carolina. It is further understood and agreed that any expansion, contraction or other modification of Employee's duties shall not result in any change in Employee's compensation as stated in Section 3, unless Employer and
                                               ---------
Employee specifically shall agree otherwise in a duly executed amendment of this Agreement.

          B. During the term of this Agreement, Employee shall be a full-time employee of Employer and shall devote sufficient time and efforts to his duties to satisfy the needs of Employer and as Employer reasonably directs. Employee shall perform all of his duties hereunder to the best of his ability and shall not, directly or indirectly, engage or participate in any activities in conflict with the best interests of Employer and will conduct all of Employee's activities in strict loyalty to Employer.

     3.   Compensation.  As compensation for the services to be rendered by
          ------------
Employee for Employer under this Agreement, Employee shall be compensated on the following basis:

          A.   Base Salary.  An annual Base Salary of Two Hundred Thousand and
               -----------
No/100 ($200,000.00) Dollars, plus any raises or other compensation approved by the Board of Directors of Employer, payable in pay periods as determined by Employer, but in no event less frequently than monthly.

          B.   Vacation.  Twenty (20) business days of paid vacation time each
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year during the term of this Agreement.  Such vacation days are to be taken at such time or times as Employee may reasonably request, subject to the Employer's convenience and prior approval, which approval shall not be unreasonably withheld. Vacation time shall not accumulate year to year.
                               ---

          C.   Incentive Bonus.  An "Incentive Bonus" in an amount and in the
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manner determined as follows:

     At the election of the Employee, a cash bonus payable with respect to the Employer's fiscal years ending June 30, 2000, 2001, and 2002, up to 1.5% of the Operating Income of the Employer, as defined below.

     For purposes of this Agreement, "Operating Income" shall mean the amount reflected for the line item identified as Operating Income on the Employer's audited financial statements for the fiscal years ended June 30, 2000, 2001 and 2002. The Employer's calculation of Operating Income and the Incentive Bonus amount shall be conclusive and binding absent fraud or manifest and material error.

     The Incentive Bonus may be paid to the Employee (as Employee shall direct) in monthly installments with any monthly installment being not more than Seventy percent (70%) of the Incentive Bonus computed using the Operating Income determined by the financial statement prepared for such month during the term of this Agreement. The balance of the Incentive Bonus shall be paid with respect to each fiscal year immediately following the auditor's approval of the release of Employer's year end earnings and in such amount as Employee shall direct (provided the total Incentive Bonus paid with respect to each fiscal year shall not exceed 1.5% of the Operating Income of the Employer). Employer shall have no right of reimbursement in the event the amount advanced in monthly installments exceeds the Incentive Bonus as finally computed.

          D.   Other Benefits.  Other benefits (including life insurance,
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disability insurance, health insurance, participation in pension, profit sharing and other retirement plans, paid leave, etc.) reasonably comparable to those benefits, if any, generally provided to other senior executives of Employer.

     The compensation stated above is intended to be the total compensation paid to Employee pursuant to this Agreement.

     4.   Confidentiality and Secrecy.  Employee acknowledges that in, and as a
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result of, his employment hereunder, he will be making use of, acquiring, and/or adding to confidential information of a special and unique nature and value relating to Employer's business, including without limitation, copyrights, proprietary information, trade secrets, systems, procedures, manuals, confidential reports, records, lists of customers and projects, the nature and type of services rendered by Employer, the equipment and methods used and preferred by Employer's customers, and the fees paid by them (all of which are deemed for all purposes to be confidential and proprietary). As a material inducement to Employer to enter into this Agreement and to pay to Employee the compensation stated in
Section 3, Employee covenants and agrees that during the term of his employment
---------
hereunder, and for two (2) years after the termination thereof, he shall not, directly or indirectly, make use of, or disclose to any person, any confidential information of Employer or its affiliates. Employee's obligations under this
Section 4 shall only apply with respect to non-public information, and the term "confidential information" shall not include: (i) information already known to the public or within the industry generally; and (ii) information which subsequently becomes known to the public or within the industry through no fault of Employee.

     5.   Covenants Against Competition.  In view of the unique value to
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Employer of the services of Employee for which Employer has contracted hereunder, because of the confidential information to be obtained by or disclosed to Employee, as hereinabove set forth, and because Employee's employment hereunder will result in Employee's development of a unique relationship with customers, suppliers and employees, as a material inducement to Employer to enter into this Agreement and to pay to Employee the compensation stated in Section 3, Employee covenants and agrees as follows:
          ---------

          A.   During Employee's employment hereunder, and for a period of two
(2) years after the termination of Employee's employment with Employer for any reason, Employee shall not directly or indirectly solicit or divert employment of any employee of Employer's business or employ any person employed by Employer if such person was employed by Employer within twelve (12) months of the last day of employment of Employee by Employer.

          B.   During Employee's employment hereunder, and for a period of two
(2) years after the termination of Employee's employment with Employer for any reason, Employee shall not directly or indirectly solicit, divert or convert, or assist another person or entity to solicit, divert or convert, Employer's customers or vendors to any other company or entity.

          C. Employee shall not within the geographic area specified below (a) during Employee's employment hereunder, engage in any business or perform any services, directly or indirectly, in competition with the business of Employer or have any interest, whether as a proprietor, partner, employee, stockholder (directly or beneficially), principal, agent, consultant, director, officer, or in any other capacity or manner whatsoever, in any enterprise that shall so engage; and (b) for a period of two (2) years after the termination of Employee's employment with Employer for any reason, engage in any business or perform any services, directly or indirectly, in competition with the business of Employer as such business is being conducted on the date of such termination or have any interest, whether as a proprietor, partner, employee, stockholder (directly or beneficially), principal, agent, consultant, director, officer, or in any other capacity or manner whatsoever, in any enterprise that shall so engage. Notwithstanding the above provisions of this Section 5(C), Employee shall be permitted to own
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for investment purposes only, directly or beneficially, up to (but not more than) 2% in the aggregate of the stock of a competing corporation which is publicly-traded on a national stock exchange or the NASDAQ National Market System, so long as Employee is not a controlling person of, or a member of a group that controls, such corporation and Employee is not otherwise affiliated in any capacity with such corporation. The restrictions of Section 5(C)(a) shall
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apply anywhere within each state where an active customer of Employer is located during the term of Employee's employment hereunder and the restrictions of
Section 5(C)(b) shall apply anywhere within each state where an active customer
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of Employer is located at the time of the termination of Employee's employment hereunder for any reason. The restrictions of Section 5(C) shall not apply to or be deemed to prevent employment with a manufacturer of products then being sold or distributed by Employer, except where such manufacturer is or becomes a distributor of products in competition with Employer.

     Employee's obligations under this Section 5 shall survive any termination
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of employment hereunder.

     6.   Reasonableness, Enforceability and Remedies.
          -------------------------------------------

          A. Employee has carefully read and considered the provisions of Sections 4, 5, and 6, and, having done so, agrees that the restrictions set
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forth in such Sections, including, but not limited to, the time period of
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restriction and geographic limitations set forth in Section 5, are fair and
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reasonable and are reasonably required for the protection of the interests of
Employer, its officers, directors, and other employees and its affiliates.

          B. In the event that, notwithstanding the foregoing, any of the provisions of Sections 4, 5, or 6 or any parts thereof shall be held to be
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invalid or unenforceable, the remaining provisions or parts thereof shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable portions or parts had not been included therein. In the event that any provision of Sections 4 or 5 relating to the time period and/or
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geographic restrictions and/or related aspects shall be declared by a court of competent jurisdiction to exceed the maximum restrictiveness such court deems reasonable and enforceable, the time period and/or geographic area and/or related aspects deemed reasonable and enforceable by the court shall become and thereafter be the maximum restriction in such regard, and the restriction shall remain enforceable to the fullest extent deemed reasonable by such court.

          C. Employee acknowledges that the services he is to render are of a special and unusual character with a unique value to Employer, the loss of which cannot adequately be compensated by damages in an action at law. In the event of a breach or threatened breach by Employee of any of the provisions of Sections 4 or 5, Employer, in addition to and not in limitation of, any other
---------------
rights, remedies, or damages available to Employer under this Agreement, shall be entitled to a permanent injunction in order to prevent or restrain any such breach by Employee or by Employee's partners, agents, representatives, servants, employers, employees, consulting clients, and/or any and all persons directly or indirectly acting for or with him.

          D. Employee covenants and agrees that if he shall violate any of his covenants or agreements under Sections 4 or 5, Employer shall be entitled to:
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(i) an accounting and repayment of all profits, compensation, commissions, remuneration, or other benefits that Employee directly or indirectly has realized and/or may realize as a result of, growing out of, or in connection with, any such violation; (ii) recover actual damages incurred by Employer or its affiliates as a result of any such violation; (iii) any injunctive relief to which Employer is or may be entitled at law, in equity, or under this Agreement; and (iv) exercise its other rights respecting a breach of this Agreement as set forth herein. The remedies set forth herein shall be the sole and exclusive remedies to which Employer is entitled for violation of Sections 4 or 5.
                                                        ---------------

     7.   Termination.
          -----------

          A.   For Cause by Employer.  Notwithstanding any other provision
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hereof, Employer may terminate Employee's employment under this Agreement immediately at any time for "cause." For purposes hereof the term "cause" shall mean: Employee's commission of dishonesty, theft, or unethical business conduct; indictment for a felony; indictment for a misdemeanor involving moral turpitude; drug or alcohol addiction or abuse; death; disability which prevents Employee from performing his duties hereunder for a continuous period of more than forty-five (45) days; material incompetence in the performance of duties on behalf of Employer which continues after reasonable written notice; material violation of the terms and provisions of this Agreement which continues after reasonable written notice; willful or recurring insubordination; or failure to attempt to comply in good faith with the reasonable instructions of Employer. All compensation (including without limitation the Base Salary, Incentive Bonus, and all perquisites and fringe benefits) to which Employee would otherwise be entitled (for periods after the effective date of such termination) shall be discontinued following the effective date of termination and forfeited as of the effective date of such termination.

          B.   Without Cause by Employer.  Notwithstanding any other provision
               -------------------------
hereof, Employer may terminate Employee's employment under this Agreement at any time without cause. All compensation (including without limitation the Base Salary, Incentive Bonus and all perquisites and fringe benefits) to which Employee would otherwise be entitled shall continue to be paid to Employee through the original expiration date of this Agreement as if Employee remained employed under this Agreement.

          C.   By Employee.  Employee may, with or without cause, terminate this
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Agreement upon thirty (30) days prior written notice to Employer.  In the event of such termination, all compensation (including without limitation the Base Salary, Incentive Bonus, and all perquisites and fringe benefits) to which Employee would otherwise be entitled (for periods after the effective date of such termination) shall be discontinued and forfeited as of the effective date of such termination, but this provision shall not affect Employee's entitlement to any Base Salary, Incentive Bonus or other fringe benefits accrued through the effective date of termination. Employee shall be paid Employee's pro rata portion of the Incentive Bonus, if any, based upon the number of days in the calendar year that the Employee was a full-time employee of Employer. Such portion of the Incentive Bonus shall be paid at the time and in the manner prescribed in Section 3.
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     8.   Burden and Benefit.  This Agreement shall be binding upon, and shall
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inure to the benefit of, Employer and Employee, and their respective heirs, personal and legal representatives, successors and assigns.

     9.   Governing Law/Jurisdiction.  The construction and interpretation of
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this Agreement shall at all times and in all respects be governed by the laws of the State of South Carolina. Employee and Employer hereby (i) agree that any litigation, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court in the City and State of Greenville, South Carolina, (ii) waives any objection which such party might have now or hereafter to any such litigation, action or proceeding based upon improper venue or inconvenient forum, and (iii) irrevocably submits to the jurisdiction of such courts in any such litigation, action or proceeding. For all purposes of this Agreement, Employee and Employer hereby submit to the venue and jurisdiction of the courts in the State of South Carolina, irrevocably consent to personal jurisdiction of such courts, and further agree that service of process upon Employee and Employer may be effected pursuant to United States mail.

     10.  Usage.  The section and paragraph headings contained in this Agreement
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are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "hereof", "hereunder", "hereto", "herein" and words of similar import shall refer to this Agreement in its entirety and all references shall refer to specified portions of this Agreement, unless the context clearly requires otherwise.

     11.  Severability.  The provisions of this Agreement shall be deemed
          ------------
severable, and the invalidity or unenforceability of any one or more of the provisions of this Agreement shall not affect the validity and enforceability of the other provisions. Without limiting the generality of the foregoing or of
Section 6, each provision, sub-provision, part, and sub-part of Sections 4, 5
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and 6 shall be deemed severable.
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     12.  Entire Agreement.  This Agreement contains the entire agreement and
          ----------------
understanding by and between Employer and Employee with respect to the employment of Employee, and no representations, promises, agreements, or understandings, written or oral, not contained herein shall be of any force or effect. No change or modification of this Agreement shall be valid or binding unless it is in writing and signed by the party intended to be bound. No waiver of any provision of this Agreement shall be valid unless it is in writing and signed by the party against whom the waiver is sought to be enforced. No valid waiver of any provision of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time or at any other time.

     13.  Notice.   Any notice, request, approval, consent, demand or other
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communication hereunder shall be effective if in writing and upon the first to occur of the following: (i) upon receipt by the party to whom such notice, request, approval, consent, demand or other communication is being given; or
(ii) three (3) business days after being duly deposited in the U.S. Mail, certified, return receipt requested, and addressed as follows:

          Employee:    Steven H. Owings
          ---------    116 Tuscany Way
                       Greer, South Carolina 29650

          Employer:    ScanSource, Inc.
          --------     6 Logue Court, Suite G
                       Greenville, South Carolina  29615
                       Attn:  Jeffery A. Bryson

The parties hereto may change their respective addresses by notice in writing given to the other party to this Agreement.

     IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement under seal to be effective as of the day and year first above written.



                                EMPLOYER:

                                SCANSOURCE, INC.


                                By: /s/ Michael A. Baur
                                    --------------------
                                    Its: President



                                EMPLOYEE:


                                    /s/ Steven H. Owings
                                    --------------------
                                    Steven H. Owings